Exhibit 99.2

Q2 2013 Earnings Call April 24, 2013

Forward-Looking Statements and Non-GAAP Measures Forward-Looking Statements -- This presentation contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particularly in the automotive industry and the telecommunications, computer and consumer electronics industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; the possible effects on us of changes in tax laws, tax treaties and other legislation; the risk that Deutsch’s operations will not be successfully integrated into ours; and the risk that revenue opportunities, cost savings and other anticipated synergies from the Deutsch acquisition may not be fully realized or may take longer to realize than expected. More detailed information about these and other factors is set forth in TE Connectivity Ltd.’s Annual Report on Form 10-K for the fiscal year ended Sept. 28, 2012 as well as in our Quarterly Report on Form 10-Q for the fiscal quarter ended Dec. 28, 2012, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Measures -- Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP measure, in this presentation. page 2 / April 2013

Q2 Summary Adjusted EPS, Adjusted Operating Margin, and Free Cash Flow are non-GAAP measures; see Appendix for description and reconciliation. Second Quarter Sales of $3.27 billion Adjusted EPS of $0.76 up 12% versus prior year and above guidance; Adjusted Operating Margin up 60 basis points versus prior year Free Cash Flow of $353 million; returned $319 million to shareholders Book-to-Bill of 1.06 excluding Subsea Communications Full Year Adjusted EPS outlook up slightly versus prior guidance Continued strong margin performance page 3 / April 2013

Q2 Revenue Summary Organic Sales Growth is a non-GAAP measure; see Appendix for description and reconciliation. page 4 / April 2013 Addition of Deutsch offset industrial and networks market weakness Improvement in China and Korea offset by weakness in Japan U.S. auto strength and addition of Deutsch offset industrial and networks weakness 0% (1)% 1,077 1,066 Asia Pacific (6)% 2% 1,131 1,148 EMEA

Transportation Solutions Q2 Summary page 5 Continued strength in North America and improving demand in China more than offset continued weakness in Europe Improvement in commercial vehicle market, particularly in North America and China Productivity gains contributed to margin improvement Deutsch sales of $90 million ($ in Millions) Organic Sales Growth, Adjusted Operating Income, and Adjusted Operating Margin are non-GAAP measures; see Appendix for description and reconciliation. / April 2013 Growth Rates Actual Organic Sales $1,385 9% 3% Adj. Operating Income $260 31% Adj. Operating Margin 19% Sales by Business Growth Rates Actual Organic Automotive $1,385 9% 3% Transportation Solutions $1,385 9% 3%

Network Solutions Q2 Summary page 6 Demand weaker than expected in all markets Telecom market recovery remains slow, particularly in Europe and Asia Funding delays in Subsea Communications Project activity improving in Telecom and Subsea Communications Sales began to level-off sequentially in Q2; expect to exit the year with adjusted operating margins in the high single digits ($ in Millions) Organic Sales Growth, Adjusted Operating Income, and Adjusted Operating Margin are non-GAAP measures; see Appendix for description and reconciliation. / April 2013 Growth Rates Actual Organic Sales $725 (11)% (11)% Adj. Operating Income $45 (42)% Adj. Operating Margin 6% Sales By Business Growth Rates Actual Organic Telecom Networks $301 (6)% (6)% Data Communications 194 (8)% (8)% Enterprise Networks 148 (10)% (9)% Subsea Communications 82 (32)% (32)% Network Solutions $725 (11)% (11)%

Industrial Solutions Q2 Summary page 7 Industrial market demand continues to lag prior year levels Aerospace, Defense, & Marine – commercial aerospace and oil & gas markets solid; defense markets soft Energy demand soft in most regions Total segment orders up 10% sequentially in Q2; expect Q3 revenue to be up sequentially about 5% Deutsch sales of $82 million ($ in Millions) Organic Sales Growth, Adjusted Operating Income, and Adjusted Operating Margin are non-GAAP measures; see Appendix for description and reconciliation. / April 2013 Growth Rates Actual Organic Sales $736 4% (7)% Adj. Operating Income $101 (5)% Adj. Operating Margin 14% Sales by Business Growth Rates Actual Organic Industrial $278 (14)% (13)% Aerospace, Defense, & Marine 265 47% 1% Energy 193 (8)% (7)% Industrial Solutions $736 4% (7)%

Consumer Solutions Q2 Summary page 8 Strong growth in mobile phone and tablet demand offset by very weak PC market Appliance demand down in most regions; Asia beginning to show improvement ($ in Millions) Organic Sales Growth, Adjusted Operating Income, and Adjusted Operating Margin are non-GAAP measures; see Appendix for description and reconciliation. / April 2013 Growth Rates Actual Organic Sales $419 (7)% (5)% Adj. Operating Income $37 (5)% Adj. Operating Margin 9% Sales by Business Growth Rates Actual Organic Consumer Devices $244 (6)% (4)% Appliance 175 (8)% (7)% Consumer Solutions $419 (7)% (5)%

Q2 Financial Summary ($ in Millions, except per share amounts) Adjusted Operating Income, Adjusted Operating Margin and Adjusted EPS are non-GAAP measures; see Appendix for description and reconciliation. page 9 / April 2013

Q2 Operating Results & Other Items ($ in Millions) Adjusted Gross Margin Percentage, Adjusted Other Income, Adjusted Income Tax Expense and Adjusted Effective Tax Rate are non-GAAP measures; see Appendix for description and reconciliation. page 10 Adjusted Gross Margin Percentage Operating Expenses Other Items / April 2013 Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 29.7% 31.4% 31.0% 31.8% 31.6% 32.2% 29% 31% 33% Q2 FY13 Q2 FY12 RD&E 171 $ 173 $ SG&A 438 427 Total 609 $ 600 $ % of Sales RD&E 5.2% 5.3% SG&A 13.4% 13.1% ($ in Millions) Q2 FY13 Q2 FY12 Interest Expense, Net (30) $ (37) $ Adjusted Other Income, Net 8 $ 11 $ Income Tax Expense (60) $ (91) $ Effective Tax Rate 18% 25% Adj. Income Tax Expense (98) $ (100) $ Adj. Effective Tax Rate 23% 25%

Q2 Balance Sheet and Cash Flow Summary Free Cash Flow is a non-GAAP measure; see Appendix for description and reconciliation. Liquidity, Cash & Debt Free Cash Flow and Working Capital page 11 / April 2013 ($ in Millions) Q2 FY13 Q2 FY12 Cash from Continuing Operations 446 $ 481 $ Capital expenditures, net (125) (138) Pre-separation tax payments, net 32 9 Payments to settle acquisition-related foreign currency derivative contracts - 20 Free Cash Flow 353 $ 372 $ YTD Free Cash Flow 657 $ 451 $ A/R - $ 2,214 $ $2,288 Days Sales Outstanding 61 63 Inventory (Excl. CIP) - $ 1,753 $ $1,765 Days on Hand 71 71 Accounts Payable - $ 1,348 $ $1,367 Days Outstanding 55 55 Liquidity Summary ($ in Millions) Q2 FY13 Q2 FY12 Beginning Cash Balance 972 $ 1,389 $ Free Cash Flow 353 372 Dividends (88) (76) Net increase in commercial paper - 390 Proceeds from long-term debt - 748 Pre-separation tax payments, net (32) (9) Share repurchases (198) - Proceeds from exercise of share options 70 36 Payments to settle acquisition-related foreign currency derivative contracts - (20) Other (4) 36 Ending Cash Balance 1,073 $ 2,866 $ Total Debt 3,030 $ 3,972 $

Q2 Book to Bill page 12 Order momentum supports expected improvement in second half / April 2013 Segment Q2 FY13 Q2 FY12 Transportation Solutions 1.06 1.02 Network Solutions Excl. Subsea Communications 1.05 1.07 Industrial Solutions 1.07 1.05 Consumer Solutions 1.03 0.97 Total Excl. Subsea Communications 1.06 1.03

Q3 Outlook^

($ in Millions, except per share amounts)

Sales	$3,325	to	$3,425
Y/Y Growth			
Actual	(5)%		(2)%
Organic*	(3)%		0%
Adjusted EPS*	$0.80	to	$0.84
Y/Y Growth	1%		6%

Negative impact to revenues from Fx of ~$55 million versus prior year

Transportation Solutions

- ✓ Up slightly sequentially; up mid single digits vs. prior year
- ✓ Global auto production expected to be up ~2% vs. prior year
  - ✓ Asia up ~1%
  - ✓ North America up ~4%
  - ✓ EMEA down ~1%

Network Solutions

- ✓ Up mid single digits sequentially; down ~10% vs. prior year
- ✓ Continued softness in telecom and network markets
- ✓ Subsea Communications revenues of ~$100 million

Industrial Solutions

- ✓ Up mid single digits sequentially; down mid single digits vs. prior year
- ✓ Continued weakness in industrial equipment and solar markets

Consumer Solutions

- ✓ Up mid single digits sequentially; down ~10% vs. prior year
- ✓ Continued decline in PC market and delays in new customer programs offset gains in tablets and smartphones

^ Assumes foreign exchange rates and commodity prices that are consistent with current levels.
* Organic Sales Growth and Adjusted EPS are non-GAAP measures; see Appendix for description.

TE connectivity

page 13 / April 2013

FY13 Outlook^

($ in Millions, except per share amounts)			
Sales	$13,075	to	$13,375
Y/Y Growth			
Actual	*(2)%*		*1%*
Organic*	*(2)%*		*0%*
Adjusted EPS*	$3.10	to	$3.22
Y/Y Growth	*8%*		*13%*

Negative impact to revenues from Fx of ~$165 million versus prior year

Transportation Solutions – up mid single digits

- ✓ Global auto production expected to be up ~2%
  - ✓ Asia up ~4%
  - ✓ North America up ~5%
  - ✓ EMEA down ~4%
- ✓ Deutsch added $160 million incremental in 1st half

Network Solutions – down high single digits

- ✓ Continued slow recovery in telecom and network markets
- ✓ Subsea Communications revenues of ~$415 million

Industrial Solutions – flat

- ✓ Addition of Deutsch and strength in commercial aerospace and oil & gas markets offset weakness in industrial equipment and solar markets
- ✓ Deutsch added $160 million incremental in 1st half

Consumer Solutions – down mid single digits

- ✓ New product introductions and improvement in mobile devices and tablets offset by weak PC and appliance markets

Guidance mid-point: Revenue flat and ~10% Adjusted EPS growth versus prior year

TE connectivity

^ Assumes foreign exchange rates and commodity prices that are consistent with current levels.
* Organic Sales Growth and Adjusted EPS are non-GAAP measures; see Appendix for description.

page 14 / April 2013

Q & A page 15 / April 2013

Appendix page 16 / April 2013

Non-GAAP Measures “Organic Sales Growth,” “Adjusted Gross Margin,” “Adjusted Gross Margin Percentage,” “Adjusted Operating Income,” “Adjusted Operating Margin,” “Adjusted Other Income, Net,” “Adjusted Income Tax Expense,” “Adjusted Effective Tax Rate,” “Adjusted Income from Continuing Operations,” “Adjusted Earnings Per Share,” and “Free Cash Flow” (FCF) are non-GAAP measures and should not be considered replacements for GAAP* results. “Organic Sales Growth” is a useful measure used by us to measure the underlying results and trends in the business. The difference between reported net sales growth (the most comparable GAAP measure) and Organic Sales Growth (the non-GAAP measure) consists of the impact from foreign currency exchange rates and acquisitions and divestitures, if any. Organic Sales Growth is a useful measure of our performance because it excludes items that: i) are not completely under management’s control, such as the impact of changes in foreign currency exchange rates; or ii) do not reflect the underlying growth of the company, such as acquisition and divestiture activity. The limitation of this measure is that it excludes items that have an impact on our sales. This limitation is best addressed by using organic sales growth in combination with the GAAP results. We present gross margin and adjusted gross margin percentage before special items including charges or income related to restructuring and other charges and acquisition related charges, if any (“Adjusted Gross Margin” and “Adjusted Gross Margin Percentage”). We present Adjusted Gross Margin and Adjusted Gross Margin Percentage before special items to give investors a perspective on the underlying business results. These measures should be considered in conjunction with gross margin calculated using our GAAP results in order to understand the amounts, character and impact of adjustments to gross margin. We present operating income before special items including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any (“Adjusted Operating Income”). We utilize Adjusted Operating Income to assess segment level core operating performance and to provide insight to management in evaluating segment operating plan execution and underlying market conditions. It also is a significant component in our incentive compensation plans. Adjusted Operating Income is a useful measure for investors because it provides insight into our underlying operating results, trends, and the comparability of these results between periods. The difference between Adjusted Operating Income and operating income (the most comparable GAAP measure) consists of the impact of charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any, that may mask the underlying operating results and/or business trends. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease our reported operating income. This limitation is best addressed by using Adjusted Operating Income in combination with operating income (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease on reported results. We present operating margin before special items including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any (“Adjusted Operating Margin”). We present Adjusted Operating Margin before special items to give investors a perspective on the underlying business results. It also is a significant component in our incentive compensation plans. This measure should be considered in conjunction with operating margin calculated using our GAAP results in order to understand the amounts, character and impact of adjustments to operating margin. We present other income, net before special items including tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, if any (“Adjusted Other Income, Net”). We present Adjusted Other Income, Net as we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. The difference between Adjusted Other Income, Net and other income, net (the most comparable GAAP measure) consists of tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, if any. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease other income, net. This limitation is best addressed by using Adjusted Other Income, Net in combination with other income, net (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. * U.S. Generally Accepted Accounting Principles page 17 / April 2013

Non-GAAP Measures (cont.) We present income tax expense after adjusting for the tax effect of special items including charges related to restructuring and other charges, acquisition related charges, impairment charges, other income or charges, and certain significant special tax items, if any (“Adjusted Income Tax Expense”). We present Adjusted Income Tax Expense to provide investors further information regarding the tax effects of adjustments used in determining the non-GAAP financial measure Adjusted Income from Continuing Operations (as defined below). The difference between Adjusted Income Tax Expense and income tax expense (the most comparable GAAP measure) is the tax effect of adjusting items and certain significant special tax items, if any. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease income tax expense. This limitation is best addressed by using Adjusted Income Tax Expense in combination with income tax expense (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. We present effective income tax rate after adjusting for the tax effect of special items including charges related to restructuring and other charges, acquisition related charges, impairment charges, other income or charges, and certain significant special tax items, if any (“Adjusted Effective Tax Rate”). We present Adjusted Effective Tax Rate to provide investors further information regarding the tax rate effects of adjustments used in determining the non-GAAP financial measure Adjusted Income from Continuing Operations (as defined below). The difference between Adjusted Effective Tax Rate and effective income tax rate (the most comparable GAAP measure) is the tax rate effect of the adjusting items and certain significant special tax items, if any. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease the effective income tax rate. This limitation is best addressed by using Adjusted Effective Tax Rate in combination with effective income tax rate (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. We present income from continuing operations attributable to TE Connectivity Ltd. before special items including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, related tax effects (“Adjusted Income from Continuing Operations”). We present Adjusted Income from Continuing Operations as we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. Adjusted Income from Continuing Operations provides additional information regarding our underlying operating results, trends and the comparability of these results between periods. The difference between Adjusted Income from Continuing Operations and income from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) consists of the impact of charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, related tax effects. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using Adjusted Income from Continuing Operations in combination with income from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. We present diluted earnings per share from continuing operations attributable to TE Connectivity Ltd. before special items, including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, related tax effects (“Adjusted Earnings Per Share”). We present Adjusted Earnings Per Share because we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. We believe such a measure provides a picture of our results that is more comparable among periods since it excludes the impact of special items, which may recur, but tend to be irregular as to timing, thereby making comparisons between periods more difficult. It also is a significant component in our incentive compensation plans. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using Adjusted Earnings Per Share in combination with diluted earnings per share from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease on reported results. “Free Cash Flow” (FCF) is a useful measure of our performance and ability to generate cash. It also is a significant component in our incentive compensation plans. The difference between net cash provided by continuing operating activities (the most comparable GAAP measure) and FCF (the non-GAAP measure) consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe free cash flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. The difference reflects the impact from net capital expenditures, voluntary pension contributions, and special items, if any. page 18 / April 2013

Non-GAAP Measures (cont.) Net capital expenditures are subtracted because they represent long-term commitments. Voluntary pension contributions are subtracted from the GAAP measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters, also are considered by management in evaluating free cash flow. We believe investors should consider these items in evaluating our free cash flow. We forecast our cash flow results excluding any voluntary pension contributions because we have not yet made a determination about the amount and timing of any such future contributions. In addition, our forecast excludes the cash impact of special items because we cannot predict the amount and timing of such items. FCF as presented herein may not be comparable to similarly-titled measures reported by other companies. The primary limitation of this measure is that it excludes items that have an impact on our GAAP cash flow. Also, it subtracts certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP measure indicates. This limitation is best addressed by using FCF in combination with the GAAP cash flow results. It should not be inferred that the entire free cash flow amount is available for future discretionary expenditures, as our definition of free cash flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of free cash flow. Because we do not predict the amount and timing of special items that might occur in the future, and our forecasts are developed at a level of detail different than that used to prepare GAAP-based financial measures, we do not provide reconciliations to GAAP of our forward-looking financial measures. page 19 / April 2013

Net Sales Growth Reconciliation – Q2 13 vs. Q2 12

	Change in Net Sales for the Quarter Ended March 29, 2013 versus Net Sales for the Quarter Ended March 30, 2012						Percentage of Segment's Total Net Sales for the Quarter Ended March 29, 2013
	Organic [1]		Translation [2]	Acquisition/ Divestiture	Total		
	($ in millions)						
Transportation Solutions [3]:							
Automotive	$ 32	2.5 %	$ (11)	$ 90	$ 111	8.7 %	100 %
Total	32	2.5	(11)	90	111	8.7	100 %
Network Solutions [3]:							
Telecom Networks	(18)	(5.5)	(1)	-	(19)	(5.9)	42
Data Communications	(18)	(8.4)	(1)	3	(16)	(7.6)	27
Enterprise Networks	(14)	(8.6)	(2)	-	(16)	(9.8)	20
Subsea Communications	(39)	(32.2)	-	-	(39)	(32.2)	11
Total	(89)	(10.9)	(4)	3	(90)	(11.0)	100 %
Industrial Solutions [3]:							
Industrial	(41)	(12.9)	(3)	-	(44)	(13.7)	38
Aerospace, Defense, and Marine	2	1.2	1	82	85	47.2	36
Energy	(14)	(6.8)	(2)	-	(16)	(7.7)	26
Total	(53)	(7.4)	(4)	82	25	3.5	100 %
Consumer Solutions [3]:							
Consumer Devices	(10)	(3.9)	(5)	-	(15)	(5.8)	58
Appliance	(13)	(7.0)	(2)	-	(15)	(7.9)	42
Total	(23)	(5.1)	(7)	-	(30)	(6.7)	100 %
Total	$ (133)	(4.0) %	$ (26)	$ 175	$ 16	0.5 %	

[1] Represents the change in net sales resulting from volume and price changes, before consideration of acquisitions, divestitures, and the impact of changes in foreign currency exchange rates. Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this appendix.

[2] Represents the change in net sales resulting from changes in foreign currency exchange rates.

[3] Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

TE connectivity

page 20 / April 2013

Net Sales Growth Reconciliation – Q2 13 vs. Q1 13

	Change in Net Sales for the Quarter Ended March 29, 2013 versus Net Sales for the Quarter Ended December 28, 2012						Percentage of Segment's Total Net Sales for the Quarter Ended March 29, 2013
	Organic [1]		Translation [2]	Divestiture	Total		
	($ in millions)						
Transportation Solutions [3]:							
Automotive	$ 123	9.7 %	$ (2)	$ -	$ 121	9.6 %	100 %
Total	123	9.7	(2)	-	121	9.6	100 %
Network Solutions [3]:							
Telecom Networks	18	6.5	2	-	20	7.1	42
Data Communications	(5)	(2.5)	(2)	2	(5)	(2.5)	27
Enterprise Networks	2	1.2	-	-	2	1.4	20
Subsea Communications	(26)	(23.8)	-	-	(26)	(24.1)	11
Total	(11)	(1.5)	-	2	(9)	(1.2)	100 %
Industrial Solutions [3]:							
Industrial	10	3.5	(2)	-	8	3.0	38
Aerospace, Defense, and Marine	21	8.8	1	-	22	9.1	36
Energy	5	2.5	1	-	6	3.2	26
Total	36	5.1	-	-	36	5.1	100 %
Consumer Solutions [3]:							
Consumer Devices	(27)	(9.8)	(3)	-	(30)	(10.9)	58
Appliance	14	8.6	(1)	-	13	8.0	42
Total	(13)	(3.0)	(4)	-	(17)	(3.9)	100 %
Total	$ 135	4.3 %	$ (6)	$ 2	$ 131	4.2 %	

[1] Represents the change in net sales resulting from volume and price changes, before consideration of acquisitions, divestitures, and the impact of changes in foreign currency exchange rates. Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this appendix.

[2] Represents the change in net sales resulting from changes in foreign currency exchange rates.

[3] Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

TE connectivity

page 21 / April 2013

page 22 Net Sales Growth Reconciliation by Geography – Q2 13 vs. Q2 12 / April 2013 Translation (2) Acquisition / Divestiture ($ in millions) Americas (62) $ (6.0)% (10) $ 82 $ 10 $ 1.0% EMEA (68) (5.9) 7 78 17 1.5 Asia-Pacific (3) (0.2) (23) 15 (11) (1.0) Total (133) $ (4.0)% (26) $ 175 $ 16 $ 0.5% (1) Represents the change in net sales resulting from volume and price changes, before consideration of acquisitions, divestitures, and the impact of changes in foreign currency exchange rates. Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this appendix. Change in Net Sales for the Quarter Ended March 29, 2013 versus Net Sales for the Quarter Ended March 30, 2012 Organic (1) Total (2) Represents the change in net sales resulting from changes in foreign currency exchange rates.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 29, 2013 page 23 / April 2013 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 241 $ 3 $ 16 $ - $ 260 $ Network Solutions 19 - 26 - 45 Industrial Solutions 78 3 20 - 101 Consumer Solutions 21 - 16 - 37 Total 359 $ 6 $ 78 $ - $ 443 $ Operating Margin 11.0% 13.6% Other Income, Net 9 $ - $ - $ (1) $ 8 $ Income Tax Expense (60) $ (2) $ (23) $ (13) $ (98) $ Effective Tax Rate 17.8% 23.3% Income from Continuing Operations Attributable to TE Connectivity Ltd. 278 $ 4 $ 55 $ (14) $ 323 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 0.66 $ 0.01 $ 0.13 $ (0.03) $ 0.76 $ (1) Includes $3 million of acquisition and integration costs and $3 million of restructuring costs. (2) Reflects income tax benefits recognized in connection with the lapse of statutes of limitations for examinations of prior year income tax returns in certain non-U.S. locations partially offset by income tax expense related to adjustments to prior year income tax returns. (3) See description of non-GAAP measures contained in this appendix. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 30, 2012 page 24 / April 2013 Acquisition Restructuring Related and Other Adjusted U.S. GAAP Charges Charges, Net (Non-GAAP) (1) Operating Income: Transportation Solutions 196 $ 3 $ - $ 199 $ Network Solutions 53 - 24 77 Industrial Solutions 104 1 1 106 Consumer Solutions 32 - 7 39 Total 385 $ 4 $ 32 $ 421 $ Operating Margin 11.8% 13.0% Other Income, Net 11 $ - $ - $ 11 $ Income Tax Expense (91) $ - $ (9) $ (100) $ Effective Tax Rate 25.3% 25.3% Income from Continuing Operations Attributable to TE Connectivity Ltd. 267 $ 4 $ 23 $ 294 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 0.62 $ 0.01 $ 0.05 $ 0.68 $ (1) See description of non-GAAP measures contained in this appendix. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended December 28, 2012 page 25 / April 2013 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges Charges, Net Items (1) (Non-GAAP) (2) Operating Income (Loss): Transportation Solutions 192 $ 3 $ 10 $ - $ 205 $ Network Solutions 36 - 24 - 60 Industrial Solutions 70 2 12 - 84 Consumer Solutions (5) - 46 - 41 Total 293 $ 5 $ 92 $ - $ 390 $ Operating Margin 9.3% 12.4% Other Income (Expense), Net (226) $ - $ - $ 231 $ 5 $ Income Tax (Expense) Benefit 245 $ (1) $ (27) $ (301) $ (84) $ Effective Tax Rate NM (3) 23.2% Income from Continuing Operations Attributable to TE Connectivity Ltd. 279 $ 4 $ 65 $ (70) $ 278 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 0.65 $ 0.01 $ 0.15 $ (0.16) $ 0.65 $ (3) Not meaningful. (2) See description of non-GAAP measures contained in this appendix. (1) Includes income tax benefits associated with the settlement of an audit of prior year income tax returns as well as the related impact to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax expense related to adjustments to prior year income tax returns and the estimated impacts of certain intercompany dividends. ($ in millions, except per share data) Adjustments

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 29, 2012 page 26 / April 2013 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 178 $ 57 $ 3 $ - $ 238 $ Network Solutions 64 - 18 - 82 Industrial Solutions 87 37 - - 124 Consumer Solutions 42 - 4 - 46 Total 371 $ 94 $ 25 $ - $ 490 $ Operating Margin 10.6% 14.0% Other Income, Net 19 $ - $ - $ (10) $ 9 $ Income Tax Expense (88) $ (23) $ (6) $ - $ (117) $ Effective Tax rate 25.3% 25.6% Income from Continuing Operations Attributable to TE Connectivity Ltd. 260 $ 71 $ 19 $ (10) $ 340 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 0.60 $ 0.16 $ 0.04 $ (0.02) $ 0.79 $ (3) See description of non-GAAP measures contained in this appendix. (1) Includes $68 million of non-cash amortization associated with fair value adjustments primarily related to acquired inventories and customer order backlog recorded in cost of sales, $15 million of acquisition and integration costs, and $11 million of restructuring charges. (2) Relates to reimbursements by Tyco International and Covidien in connection with pre-separation tax matters. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 28, 2012

	U.S. GAAP	Adjustments: Acquisition Related Charges [1]	Adjustments: Restructuring and Other Charges, Net	Adjustments: Tax Items [2]	Adjusted (Non-GAAP) [3]
	($ in millions, except per share data)				
Operating Income:					
Transportation Solutions	$ 754	$ 67	$ 9	$ -	$ 830
Network Solutions	247	-	59	-	306
Industrial Solutions	378	49	23	-	450
Consumer Solutions	139	-	23	-	162
Total	$ 1,518	$ 116	$ 114	$ -	$ 1,748
Operating Margin	11.4%				13.2%
Other Income, Net	$ 50	$ -	$ -	$ (17)	$ 33
Income Tax Expense	$ (249)	$ (24)	$ (33)	$ (90)	$ (396)
Effective Tax Rate	17.6%				24.3%
Income from Continuing Operations Attributable to TE Connectivity Ltd.	$ 1,163	$ 92	$ 81	$ (107)	$ 1,229
Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd.	$ 2.70	$ 0.21	$ 0.19	$ (0.25)	$ 2.86

[1] Includes $75 million of non-cash amortization associated with fair value adjustments primarily related to acquired inventories and customer order backlog recorded in cost of sales, $27 million of acquisition and integration costs, and $14 million of restructuring charges.

[2] Other income adjustment relates to reimbursements by Tyco International and Covidien in connection with pre-separation tax matters. Income tax expense adjustments include income tax benefits recognized in connection with a reduction in the valuation allowance associated with certain tax loss carryforwards and income tax expense associated with certain non-U.S. tax rate changes.

[3] See description of non-GAAP measures contained in this appendix.

TE connectivity

page 27 / April 2013

Gross Margin & Gross Margin Percentage Reconciliation page 28 / April 2013 For the Quarters Ended December 30, March 30, June 29, September 28, December 28, March 29, 2011 2012 2012 2012 2012 2013 (in millions) Net sales 3,170 $ 3,249 $ 3,499 $ 3,364 $ 3,134 $ 3,265 $ Cost of sales 2,227 2,228 2,481 2,300 2,145 2,213 Gross margin 943 1,021 1,018 1,064 989 1,052 Gross margin percentage 29.7% 31.4% 29.1% 31.6% 31.6% 32.2% Acquisition Related Charges - - 68 7 - - Adjusted gross margin (1) 943 $ 1,021 $ 1,086 $ 1,071 $ 989 $ 1,052 $ Adjusted gross margin percentage (1) 29.7% 31.4% 31.0% 31.8% 31.6% 32.2% (1) See description of non-GAAP measures contained in this appendix.

page 29 / April 2013 Reconciliation of Free Cash Flow For the Six Months Ended March 29, March 30, 2013 2012 (in millions) Reconciliation of Free Cash Flow: Net cash provided by continuing operating activities 839 $ 676 $ Capital expenditures, net (249) (263) Pre-separation tax payments, net 67 18 Payments to settle acquisition-related foreign currency derivative contracts - 20 Free Cash Flow (1) 657 $ 451 $ (1) See description of non-GAAP measures contained in this appendix.